                                                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION


CASE NAME:  TRANSAMERICAN ENERGY CORPORATION      PETITION DATE: APRIL 20, 1999

                                                  CASE NUMBER:  99-21551-C-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH AUGUST YEAR 1999

==========================================================================================================================
                           MONTH                                   5/99           6/99             7/99        8/99
--------------------------------------------------------------------------------------------------------------------------
REVENUES  (MOR-6)                                                   --             --                --            --
--------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)                           (28,294)        (4,581)         (56,719)       43,491
--------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                                       (136,686)      (250,375)        (270,320)    6,561,021
--------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS  (MOR-9)                                        --             --               --            --
--------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                                    --             --               --            --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                                          --             976            1,272        24,335
==========================================================================================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

No. of Policies expiring within 90 days: 0
-------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                         EXP.
 *SEE ATTACHED SCHEDULE                         DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )   * -   -
                                            --- --- ---
LIABILITY                  YES( X ) NO(  )   * -   -
                                            --- --- ---
VEHICLE                    YES( X ) NO(  )   * -   -
                                            --- --- ---
WORKER'S                   YES( X ) NO(  )   * -   -
                                            --- --- ---
OTHER_________________     YES(   ) NO(  )     -   -
                                            --- --- ---
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ATTORNEY NAME: Pete Holzer
              -----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
ADDRESS:
        -----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX 78471
                 --------------------------------------
TELEPHONE: (361) 884-5678
          ---------------------------------------------
-------------------------------------------------------------------------------
                                                            CHECK ONE
Are all accounts receivable being collected within terms? YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms? YES (X) NO ( )
Have any pre-petition liabilities been paid? YES ( ) NO (X)  If so, describe
                                                                             --
-------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X)
If so, describe
                ---------------------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current? YES (X) NO ( )

What is the status of your Plan of Reorganization?  Second Amended Plan filed on September 29, 1999; First Amended Disclosure Statement filed on September 29, 1999. Confirmation hearing set for November 9, 1999.
-------------------------------------------------------------------------------

                       I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                       SIGNED                /s/ ED DONAHUE
                              -------------------------------------------------
                                           (ORIGINAL SIGNATURE)

                       TITLE       VICE PRESIDENT
                             --------------------------------------------------
MOR-1

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

=================================================================================================================================
ASSETS                                              FILING DATE*            MONTH          MONTH             MONTH         MONTH
                                                      4/20/99                5/99           6/99              7/99          8/99
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------------------
  Cash                                                 39,442               39,556         38,681           37,521         13,308
---------------------------------------------------------------------------------------------------------------------------------
  Accounts Receivable, Net                                 --                   --             --               --             --
---------------------------------------------------------------------------------------------------------------------------------
  Inventory: Lower of Cost or Market                       --                   --             --               --             --
---------------------------------------------------------------------------------------------------------------------------------
  Prepaid Expenses                                     10,812                   --             --               --             --
---------------------------------------------------------------------------------------------------------------------------------
   Investments                                             --                   --             --               --             --
---------------------------------------------------------------------------------------------------------------------------------
   Other -  Accrued Interest                       23,192,495           29,601,981     40,768,940       57,778,099     26,759,956
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS                              23,242,749           29,641,537     40,807,621       57,815,620     26,773,264
=================================================================================================================================
 PROPERTY, PLANT&EQUIP, @ COST                             --                   --             --               --             --
---------------------------------------------------------------------------------------------------------------------------------
 Less Accumulated Depreciation                             --                   --             --               --             --
---------------------------------------------------------------------------------------------------------------------------------
 NET BOOK VALUE OF PP & E                                  --                   --             --               --             --
---------------------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   1.  Tax Deposits                                        --                   --             --               --             --
---------------------------------------------------------------------------------------------------------------------------------
   2.  Investments in Subs(1)                     467,112,579          467,112,579    467,112,579      467,112,579    467,112,579
---------------------------------------------------------------------------------------------------------------------------------
   3.  Notes Receivable(2)                      1,399,176,694        1,414,699,522  1,420,000,000    1,420,000,000  1,420,000,000
---------------------------------------------------------------------------------------------------------------------------------
   4.  (attach list) Deferred Debt Costs(5)         4,950,550            4,839,952      4,729,520        4,596,283      4,920,878
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS                             1,894,482,572        1,916,293,590  1,932,649,720    1,949,524,482  1,918,806,721
=================================================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-2

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

==================================================================================================================================
LIABILITIES & OWNER'S                          FILING DATE*               MONTH          MONTH           MONTH           MONTH
EQUITY                                           4/20/99                  5/99           6/99             7/99            8/99
----------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
----------------------------------------------------------------------------------------------------------------------------------
     POST-PETITION LIABILITIES (MOR-4)                    --              6,221,180     17,461,230      34,557,310       1,674,163
==================================================================================================================================
     PRE-PETITION LIABILITIES:
----------------------------------------------------------------------------------------------------------------------------------
       Notes Payable-Secured(4)                1,583,926,661          1,599,635,877  1,605,000,000   1,605,000,000   1,605,000,000
----------------------------------------------------------------------------------------------------------------------------------
       Priority Debt                                      --                     --             --              --              --
----------------------------------------------------------------------------------------------------------------------------------
       Federal Income Tax                                 --                     --             --              --              --
----------------------------------------------------------------------------------------------------------------------------------
       FICA/Withholding                                   --                     --             --              --              --
----------------------------------------------------------------------------------------------------------------------------------
       Unsecured Debt                              3,427,771              3,445,079      3,447,411       3,496,413       3,431,237
----------------------------------------------------------------------------------------------------------------------------------
       Other - Accrued Interest                   18,967,014             18,967,014     18,967,014      18,967,014      18,967,014
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL PRE-PETITION LIABILITIES              1,606,321,446          1,622,047,970  1,627,414,425   1,627,463,427   1,627,398,251
----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                              1,606,321,446          1,628,269,150  1,644,875,655   1,662,020,737   1,629,072,414
==================================================================================================================================
 OWNERS'S EQUITY (DEFICIT):
----------------------------------------------------------------------------------------------------------------------------------
 PREFERRED STOCK                                          --                     --             --              --              --
----------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCK                                             90                     90             90              90              90
----------------------------------------------------------------------------------------------------------------------------------
 ADDITIONAL PAID-IN CAPITAL                      289,333,898            289,333,898    289,333,898     289,333,898     289,333,898
----------------------------------------------------------------------------------------------------------------------------------
 RETAINED EARNINGS: Filing Date                   (1,172,862)            (1,172,862)    (1,172,862)     (1,172,862)     (1,172,862)
----------------------------------------------------------------------------------------------------------------------------------
 RETAINED EARNINGS: Post Filing Date                      --               (136,686)      (387,061)       (657,381)      1,573,181
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL OWNER'S EQUITY (NET WORTH)                288,161,126            288,024,440    287,774,065     287,503,745     289,734,307
==================================================================================================================================
 TOTAL LIABILITIES &
 OWNER'S EQUITY                                1,894,482,572          1,916,293,590  1,932,649,720   1,949,524,482   1,918,806,721
==================================================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-3

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                     SCHEDULE OF POST-PETITION LIABILITIES

================================================================================================
                                                   MONTH       MONTH       MONTH        MONTH
                                                   5/99        6/99         7/99         8/99
------------------------------------------------------------------------------------------------
  TRADE ACCOUNTS PAYABLE                             --       1,272         7,717        5,066
------------------------------------------------------------------------------------------------
  TAX PAYABLE:
------------------------------------------------------------------------------------------------
  FEDERAL PAYROLL TAXES                              --          --            --           --
------------------------------------------------------------------------------------------------
    STATE PAYROLL & SALES                            --          --            --           --
------------------------------------------------------------------------------------------------
    AD VALOREM TAXES                                 --          --            --           --
------------------------------------------------------------------------------------------------
    OTHER TAXES                                      --          --            --           --
------------------------------------------------------------------------------------------------
  TOTAL TAXES PAYABLE                                --          --            --           --
------------------------------------------------------------------------------------------------
  SECURED DEBT POST-PETITION                         --          --            --           --
------------------------------------------------------------------------------------------------
  ACCRUED INTEREST PAYABLE(5)                 6,221,180   17,459,958   34,549,593    1,669,097
------------------------------------------------------------------------------------------------
 *ACCRUED PROFESSIONAL FEES:                         --          --            --           --
------------------------------------------------------------------------------------------------
  OTHER ACCRUED LIABILITIES:                         --          --            --           --
------------------------------------------------------------------------------------------------
    1.                                               --          --            --           --
------------------------------------------------------------------------------------------------
    2.                                               --          --            --           --
------------------------------------------------------------------------------------------------
    3.                                               --          --            --           --
------------------------------------------------------------------------------------------------
 TOTAL POST-PETITION LIABILITIES (MOR-3)      6,221,180  17,461,230    34,557,310    1,674,163
================================================================================================

   * Payment Requires Court Approval.


MOR-4

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                       AGING OF POST-PETITION LIABILITIES
                               MONTH AUGUST 1999

 DAYS             TOTAL        TRADE ACCTS     FED TAXES      STATE TAXES     AD-VALOREM,      OTHER
                                                                              OTHER TAXES
=====================================================================================================
0-30                5,066          5,066                                                           --
-----------------------------------------------------------------------------------------------------
31-60                  --             --                                                           --
-----------------------------------------------------------------------------------------------------
61-90                  --             --                                                           --
-----------------------------------------------------------------------------------------------------
91 +            1,669,097             --                                                    1,669,097
-----------------------------------------------------------------------------------------------------
TOTAL           1,674,163          5,066                                                    1,669,097
=====================================================================================================

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH                    MAY 1999   JUNE 1999   JULY 1999      AUGUST 1999
===============================================================================
0-30 DAYS                     --          --           --            --
-------------------------------------------------------------------------------
31-60 DAYS                    --          --           --            --
-------------------------------------------------------------------------------
61-90 DAYS                    --          --           --            --
-------------------------------------------------------------------------------
91 + DAYS                     --          --           --            --
-------------------------------------------------------------------------------
TOTAL                         --          --           --            --
===============================================================================


MOR-5

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           STATEMENT OF INCOME (LOSS)

=========================================================================================================================
              MONTH                             4/20/99-                                                   FILING TO
                                                5/31/99          6/99          7/99           8/99           DATE
=========================================================================================================================
 REVENUES (MOR-1)                                    --            --            --             --               --
-------------------------------------------------------------------------------------------------------------------------
 TOTAL COST OF REVENUES                              --            --            --             --               --
-------------------------------------------------------------------------------------------------------------------------
 GROSS PROFIT                                        --            --            --             --               --
=========================================================================================================================
 OPERATING EXPENSES:
-------------------------------------------------------------------------------------------------------------------------
       Selling & Marketing                           --            --            --             --               --
-------------------------------------------------------------------------------------------------------------------------
       General & Administrative                  17,482         4,581        56,719        (43,491)          35,291
-------------------------------------------------------------------------------------------------------------------------
       Insiders Compensation                         --            --            --             --               --
-------------------------------------------------------------------------------------------------------------------------
       Professional Fees                             --            --            --             --               --
-------------------------------------------------------------------------------------------------------------------------
       Other (attach list)                           --            --            --             --               --
-------------------------------------------------------------------------------------------------------------------------
       Franchise Taxes                           10,812            --            --             --           10,812
-------------------------------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                        28,294         4,581        56,719        (43,491)          46,103
=========================================================================================================================
 INCOME BEFORE INT, DEPR/TAX (MOR-1)            (28,294)       (4,581)      (56,719)        43,491          (46,103)
-------------------------------------------------------------------------------------------------------------------------
 INTEREST EXPENSE(5)                         22,040,995    16,713,332    17,222,872    (33,205,091)      22,772,108
-------------------------------------------------------------------------------------------------------------------------
 DEPRECIATION                                        --            --            --             --               --
-------------------------------------------------------------------------------------------------------------------------
 OTHER (INCOME) EXPENSE* INTEREST(3)        (21,932,603)  (16,467,538   (17,009,271)    31,018,020      (24,391,392)
-------------------------------------------------------------------------------------------------------------------------
 OTHER ITEMS**                                       --            --            --             --               --
-------------------------------------------------------------------------------------------------------------------------
 TOTAL INT, DEPR & OTHER ITEMS                  108,392       245,794       213,601     (2,187,071)      (1,619,284)
=========================================================================================================================
 NET INCOME BEFORE TAXES                       (136,686)     (250,375)     (270,320)     2,230,562        1,573,181
-------------------------------------------------------------------------------------------------------------------------
 FEDERAL INCOME TAXES                                --            --            --             --               --
-------------------------------------------------------------------------------------------------------------------------
 NET INCOME (LOSS)  (MOR-1)                    (136,686)     (250,375)     (270,320)     2,230,562        1,573,181
=========================================================================================================================

     Accrual Accounting Required, Otherwise Footnote With Explanation
*    Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote


MOR-6

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


===========================================================================================================================
CASH RECEIPTS AND                                            MONTH         MONTH        MONTH        MONTH        FILING TO
DISBURSEMENTS                                                 5/99          6/99        7/99         8/99           DATE
---------------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                               39,442        39,556       38,681       37,521          39,442
===========================================================================================================================
 RECEIPTS:
---------------------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                                  --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                           --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (ATTACH LIST)                              --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                              --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST) - INTEREST INCOME                      114           101           112          122            449
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RECEIPTS                                                 114           101           112          122            449
---------------------------------------------------------------------------------------------------------------------------
 (WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*           --            --            --           --             --
===========================================================================================================================
 DISBURSEMENTS:
---------------------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                                 --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                                          --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                               --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 10. SECURED/RENTAL/LEASES                                       --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                                   --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                                   --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                                         --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                            --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                                      --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 16. REPAIRS, MAINTENANCE & SUPPLIES                             --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                                    --           976           1,272         --          2,248
---------------------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST) (TRANSAMERICAN REFINING)                --            --            --         24,335       24,335
---------------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM OPERATIONS                             --           976           1,272       24,335       26,583
===========================================================================================================================
 19. PROFESSIONAL FEES                                           --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                                           --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)                 --            --            --           --             --
---------------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                                             --           976           1,272       24,335       26,583
===========================================================================================================================
 22. NET CASH FLOW                                              114          (875)         (1,160)     (24,213)     (26,134)
---------------------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)                             39,556        38,681          37,521       13,308       13,308
===========================================================================================================================

                      *Applies to Individual debtors only.


MOR-7

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11



                          CASH ACCOUNT RECONCILIATION
                               MONTH OF AUGUST 1999

====================================================================================
BANK NAME                       FIRSTAR           FLEET       STERLING
------------------------------------------------------------------------------------
ACCOUNT NUMBER              #21-00-002-5031306  #   --       #0130002224
------------------------------------------------------------------------------------
ACCOUNT TYPE                    INTEREST        SHORT-TERM
                              ACCUMULATION      INVESTMENTS   CHECKING        TOTAL
------------------------------------------------------------------------------------
 BANK BALANCE                       --            13,758           --        13,758
------------------------------------------------------------------------------------
 DEPOSIT IN TRANSIT                 --                --           --            --
------------------------------------------------------------------------------------
 OUTSTANDING CHECKS                 --                --         (450)         (450)
------------------------------------------------------------------------------------
 ADJUSTED BANK BALANCE              --            13,758         (450)       13,308
====================================================================================
 BEGINNING CASH - PER BOOKS         --            37,971         (450)       37,521
------------------------------------------------------------------------------------
 RECEIPTS                           --               122           --           122
------------------------------------------------------------------------------------
 TRANSFERS BETWEEN ACCOUNTS         --                --           --            --
------------------------------------------------------------------------------------
 (WITHDRAWAL)CONTRIBUTION-          --                --           --            --
 BY INDIVIDUAL DEBTOR MFR-2
------------------------------------------------------------------------------------
 CHECKS/OTHER DISBURSEMENTS         --           (24,335)          --       (24,335)
------------------------------------------------------------------------------------
 ENDING CASH - PER BOOKS            --            13,758         (450)       13,308
====================================================================================


MOR-8

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

========================================================================================
                                               MONTH       MONTH      MONTH      MONTH
   INSIDERS: NAME/POSITION/COMP TYPE           5/99        6/99       7/99       8/99
========================================================================================
1.               NONE
----------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------
6.
========================================================================================
TOTAL INSIDERS   (MOR-1)                        --          --         --         --

========================================================================================
                                               MONTH       MONTH      MONTH      MONTH
              PROFESSIONALS                    5/99        6/99       7/99       8/99
             NAME/ORDER DATE
========================================================================================
1.                NONE
----------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------
6.
----------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                     --          --         --         --
========================================================================================

MOR-9

                        TRANSAMERICAN ENERGY CORPORATION
                                  99-21551-C-11
                        NOTES TO MONTHLY OPERATING REPORT
                                  AUGUST 1999



1. TransAmerican Energy Corporation's (the "Company") investment in TransTexas Gas Corporation and TransAmerican Refining Corporation was reflected in the Company's Schedules at estimated market value. The Company's investment in its subsidiaries is reflected in the Monthly Operating Report ("MOR") at cost.

2. The secured note receivable from TransAmerican Refining Corporation was reflected in the Company's Schedules at its fully accreted balance of $920.0 million. The balance of this note receivable is reflected in the Company's MOR at its accreted balance as of April 20, 1999 and May 31, 1999 of $899.2 million and $914.7 million, respectively. On June 15, 1999, this note receivable reached its fully accreted balance.

3. During August 1999, the Company reversed the accrual of interest on the notes receivable from TransTexas and TARC in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

4. On June 15, 1999, the Company's senior secured discount notes reached their fully accreted balance of $1.13 billion.

5. During August 1999, the Company reversed the accrual of interest and amortization of deferred debt issue costs related to its senior secured notes and senior secured discount notes in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

                  CASE NAME: TRANSAMERICAN ENERGY CORPORATION

                           CASE NUMBER: 99-21551-C-11

                          PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                                August 31, 1999



                                                                      EXPIRATION
                      TYPE OF INSURANCE                                  DATE
-------------------------------------------------------           -------------------

                   CASUALTY AND LIABILITY
                   ----------------------
Primary General Liability                                         January 01, 2000
Excess Liability                                                  January 01, 2000
Operator's Extra Expense                                          January 15, 2000
Oil Pollution                                                     January 31, 2000
Commercial Crime                                                  February 01, 2000
Directors and Officers Liability                                   March 23, 2000
Directors and Officers Excess                                      March 23, 2000
Automobile Liability (Texas)                                        May 01, 2000
Workers' Compensation and Employer's Liability                      May 01, 2000
Maritime Employer's Liability                                       May 24, 2000